ONE PRICE CLOTHING STORES, INC. AND SUBSIDIARY

EXHIBIT 10(n)-- The Corporate Plan for Retirement Profit Sharing/401(k) Plan-A Fidelity Prototype Plan Non-Standardized Adoption Agreement 002, Basic Plan No. 07, as amended September 1, 1994.





                          THE CORPORATEplan FOR RETIREMENT



                                  (PROFIT SHARING/401(k)PLAN)



                                  A Fidelity Prototype Plan

                          Non-Standardized Adoption Agreement 002
                                       Basic Plan No.07




                                  ADOPTION AGREEMENT

                                           ARTICLE 1

                 NON-STANDARDIZED PROFIT SHARING PLAN


1.01     PLAN INFORMATION

         (a)     Name of Plan:

                 This is the One Price Clothing Stores, Inc. Retirement Plan (the "Plan").

         (b)     Type of Plan:

                 (1)xx     401(k) and Profit Sharing

                 (2)           Profit Sharing Only

                 (3)           401(k) Only

         (c)     Name of Plan Administrator, if not the Employer:

         (d)     Limitation Year (check one)

                 (1)xx        Calendar Year

                 (2)          Plan Year

                 (3)          Other:

         (e)     Three Digit Plan Number:          002

         (f)     Plan Year End  (month/day):  December 31

         (g)     Plan Status: (check one)

                (1)          Effective Date of new plan:_______


                (2)xx       Amendment Effective Date:   01/01/94.
                              except Article   1.14(B)4--- effective
                              4/1/94.

                          This is (check one):

                          (A)xx an amendment of The CORPORATEplan for Retirement Adoption Agreement previously executed by the Employer; or

                          (B) a conversion from another plan document into The CORPORATEplan for Retirement.

                                  The original effective date of the Plan:
                                  July 1, 1992

                                  The substantive provisions of the Plan
                                  shall apply prior to the Effective Date to the extent required by the Tax Reform Act of 1986 or other applicable laws.


1.02     EMPLOYER

         (a)     The Employer is:          One Price Clothing Stores, Inc.
                                           Highway 290 Commerce Park
                                           Duncan, SC   29334

                 Contact's Name:  David W. Young

                 Telephone Number:         803-433-8888

                          (1)     Employer's Tax Identification Number:
                                  057-0779028

                          (2)     Business form of Employer(check one)

                                  (A)xx    Corporation
                                  (B)      Sole proprietor or partnership
                                  (C)      Subchapter S Corporation
                                  (D)      Governmental
                                  (E)      Tax-exempt organization
                                  (F)      Rural Electric Cooperative

                          (3)     Employer's fiscal year end: Saturday
                                  nearest 12/31

                          (4)     Date business commenced:  04/09/87

         (b)     The term "Employer" includes the following Related
                 Employer(s)
                 (as defined in Section 2.01(a)(26)):




1.03     COVERAGE

         (a) All Employees who meet the conditions specified below will be eligible to participate in the Plan:

                 (1)      Service requirement(check one):

                          (A)     no service requirement.

                          (B) three consecutive months of service(no minimum number Hours of Service can be required).

                          (C)     six consecutive months of service(no
                                  minimum number Hours of Service can be
                                  required).

                          (D)xx one Year of Service(1,000 Hours of Service is required during the Eligibility Computation Period.)

                 (2)      Age Requirement(check one):

                          (A)     no age requirement

                          (B)xx   must have attained age 21(not to exceed
                                  21).

                 (3) The class of Employees eligible to participate in the Plan (Check one:

                          (A)     includes all Employees of the Employer.

                          (B)xx includes all Employees of the Employer except for(check the appropriate box(es)):

                                  (i)xx    Employees covered by a collective
                                           bargaining agreement.

                                  (ii)     Highly Compensated Employees as
                                           defined in Code section 414(q).

                                  (iii)    Leased Employees as defined in
                                           Section 2.01(a)(18).

                                  (iv)     Nonresident aliens who do not
                                           receive any earned
                                           income from the Employer which
                                           constitutes United States source
                                           income.

                                  (v)      Other






                 Note: No exclusion in this section may create a discriminatory class of employees. An Employer's plan must still pass the Internal Revenue Code coverage and participation requirements if one or more of the above groups of Employees have been excluded from the Plan.

         (b)     The Entry Date(s) shall be (check one):

                 (1) the first day of each Plan Year(not if Section 1.03(a)(1)(D) is elected).

                 (2)xx the first day of each Plan Year and the date six months later.

                 (3) the first day of each Plan Year and the first day of the fourth, seventh, and tenth months.

                 (4)      the first day of each month.

         (c) Date of Initial Participation-An Employee will become a Participant unless excluded by Section 1.03(a)(3) above on the Entry Date immediately following the date Employee completes the service and age requirement(s) in Section 1.03(a), if any, except(check one):

                 (1)      No exceptions

                 (2)      Employees employed on the Effective Date in
                          Section 1.01(g) will become Participants on that date.

                 (3)xx    Employees who meet the age and service
                          requirement(s) of Section 1.03(a) on the original Effective Date in Section 1.01(g) will become Participants on that date.



1.04      COMPENSATION

         (a) For purposes of determining Contributions under the Plan, Compensation shall be as defined in Section 2.01(a)(7), but excluding(check the appropriate box(es)):

                 (1)      Overtime Pay

                 (2)      Bonuses

                 (3)      Commissions.

                 (4) The value of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

                          Note:   These exclusions shall not apply for
                                  purposes of the "Top Heavy" requirements in Section 9.03, or allocating Discretionary Employer Contributions if an Integrated Formula is elected in Section 1.05(a)(2)(B).

                 (5)xx    No exclusions.

         (b)     Compensation for the First Year of Participation

                 Contributions for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee's Compensation (Check one)

                 (1)xx    For the entire Plan Year.

                 (2) For the portion of the Plan Year in which the Employee is eligible to participate in the Plan.


1.05     CONTRIBUTIONS

                 (a)xx    Employer Contributions

                          (1)     Fixed Formula-Nonintegrated
                                  Formula(check(A)or(B)

                                  (A)      Fixed Percentage Employer
                                           Contributions:

                                           For each Plan Year, the Employer
                                           will contribute for each
                                           eligible Participant an amount
                                           equal to____%(not to exceed
                                           15%) of such Participant's
                                           Compensation.

                                  (B)      Fixed Flat Dollar Employer
                                           Contribution:

                                           For each Plan Year, the Employer
                                           will contribute for each eligible
                                           Participant an amount equal to
                                           $___.


                          (2)xx   Discretionary Formula

                                  The Employer may decide each Plan Year
                                  whether to make a Discretionary Employer
                                  Contribution on behalf of eligible
                                  Participants in accordance with Section
                                  4.06.  Such contributions may only be
                                  funded by the Employer after the Plan
                                  year ends and shall be allocated to
                                  eligible Participants upon the
                                  following:(check(A) or (B):



                                  (A)xx    Nonintegrated Allocation
                                           Formula:In the ratio that each
                                           eligible  Participant's
                                           Compensation bears
                                           to the total
                                           Compensationpaid to all eligible
                                           Participants for the Plan Year.

                                  (B)      Integrated Allocation Formula:
                                           In accordance with Section 4.06


                                           Note:  An Employer who maintains
                                           any other plan that
                                           provides for Social Security
                                           Integration(permitted
                                           disparity) may not elect(2)(B).

                 (3)      Eligibility Requirement(s)

                          A Participant shall be entitled to Employer
                          Contributions for a Plan Year under this Subsection (a) if the participant satisfies the following requirement(s). (Check the appropriate box(es)-Options (B) and (C) may not be elected together):

                          (A)xx is employed by the Employer on the last day of the Plan Year.

                          (B) earns at least 500 Hours of Service during the Plan Year.

                          (C) earns at least 1,000 Hours of Service during the Plan Year.

                          (D)     no requirements.

                          Note:  If option(A), (B) or (C) above is selected
                                  then Employer Contributions can only be
                                  funded by the Employer after
                                  Plan Year end.

         (b)xx   Deferral Contributions

             (1)   Regular Contributions

                  The Employer shall make a Deferral Contribution in accordance with Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the payroll period in question, not to exceed 15%(no more than 15%) of Compensation for that period.


                 (A) A Participant may increase or decrease, on a prospective basis, his salary reduction agreement percentage(check one):

                          (i)     As of the beginning of each payroll
                                  period.

                          (ii)    As of the first day of each month.

                          (iii)   As of the next Entry Date.

                          (iv)xx (Specify, but must be at least one per Plan Year) To a maximum of 4 times per plan year.

                 (B) A Participant may revoke, on a prospective basis, a salary reduction agreement at any time upon proper notice to the Administrator but in such case may not file a new salary reduction agreement until(check one)

                          (i)     The first day of the next Plan Year.

                          (ii)xx  Any subsequent Plan Entry Date.

                          (iii)   (Specify, but must be at least once per
                                  Plan Year)

         (2)     Catch-Up Contributions

                 The Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make additional Deferral Contributions in an amount up to 100% of their Compensation for the payroll period(s) in the final month of the Plan Year.

         (3)     Bonus Contributions

                 The Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make Deferral Contributions in an amount up to 100% of any Employer paid cash bonuses made for such Participants during the Plan Year. The Compensation definition elected by the Employer in Section 1.04(a) must include bonuses if bonus contributions are permitted.

                 Note: A Participant's Contributions under(2) and/or(3) may not cause the Participant to exceed the percentage limit specified by the Employer in(1) after the Plan Year. The Employer has the right to restrict a Participant's right to make Deferral Contributions if they will adversely effect the Plan's ability to pass the Actual Deferral Percentage and/or the Actual Contribution Percentage test.


         (4)     Qualified Discretionary Contributions

                 The Employer may contribute an amount which it designated as a Qualified Discretionary Contribution to be included in the Actual Deferral Percentage or Actual Contribution Percentage test. Qualified Discretionary Contributions shall be allocated to Non-highly Compensated Employees(check one):

                 (A) in the ratio which each Participant's Compensation for the Plan Year bears to the total of all such Participants Compensation for the Plan Year.

                 (B) as a flat dollar amount for each such Participant for the Plan Year.




                          AMENDMENT TO ADOPTION AGREEMENT
                                           401K Plan


WHEREAS, One Price Clothing Stores, Inc. desires to amend its Adoption Agreement for its 401K, with regard to employer contributions made thereunder, which Plan is known as the One Price Clothing Stores, Inc. Retirement Plan(The "Plan"); and

WHEREAS, pursuant to the provisions of Section 10 a written modification is required;

NOW, therefore the parties agree as follows:

1. The parties adopted the Plan on March 23, 1992 for implementation effective July 1, 1992. The provisions of Section 1.04 subparagraph(b) indicate the matching contribution of the employer to be in an amount equal to "twenty-five percent" ("25%").

2. Effective January 1, 1995, Section 1.03(b) shall be changed so that the employer may make a matching contribution in the amount of fifty percent (50%).

3.  All other provisions of the Plan shall remain unchanged.

This Amendment is made this the 1st day of September 1994.

ONE PRICE CLOTHING STORES, INC.            FIDELITY MANAGEMENT TRUST CO.


                                                   By

Rebecca A. Luce                                    Title
Vice President of Corporate Development            Date:

Date: 09/01/94

Witness:                                                    Witness:
David W. Young







                 (c)xx Matching Contributions (only if Section 1.05(b) is checked)

                 (1) The Employer shall make a Matching Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant's Deferral Contributions during the Plan Year. (check one):

                                  (A)xx     50%
                                  (B)      100%
                                  (C)        25%
                                  (D)      (Tiered Match)____% of the first
                                           _____% of the Participant's
                                           Compensation contributed to the
                                           Plan, _______%of the next____% of
                                           the Participant's Compensation
                                           contributed to the Plan, _______%
                                           of the next ___% of the
                                           Participant's Compensation
                                           contributed to the Plan.

                                  Note:    The percentages specified above for
                                           Matching Contributions may not
                                           increase as the percentage of
                                           Compensation contributed
                                           increases.

                                  (E)      The percentage declared for the
                                           year, if any, by a Board of
                                           Directors' resolution.

         (2) The Employer may at Plan Year end make an additional Matching contribution equal to a percentage declared by the Employer, through a Board of Directors' resolution, of the Deferral Contributions made by each Participant during the Plan Year(only if an option is checked under Section 1.05(c)(1)).

         (3)xx Matching Contribution Limits(check the appropriate box(es)):

                                  (A)xx    Deferral Contributions in excess
                                           of 5% of ompensation for the
                                           period in question shall not
                                           be considered for Matching
                                           Contributions.

                                  Note:  If the Employer elects a percentage
                                         limit in (A) above and
                                         requests the Trustee to account
                                         separately for matched and
                                         unmatched Deferral Contributions,
                                         the matching Contributions
                                         allocated to each Participant
                                         must be computed, and the
                                         percentage limit applied, based
                                         upon each payroll period.

                                  (B)    Matching Contributions for each
                                         Participant for each Plan
                                         Year shall be limited to
                                         $________.


         (4)     Eligibility Requirement(s)

                 A Participant who makes Deferral Contributions during the Plan Year under Section 1.05(b)shall be entitled to Matching Contributions for that Plan Year if the Participant satisfies the following requirements(s)(Check the appropriate box(es). Options(B) and (C) may not be elected together):

                 (A)xx Is employed by the Employer on the last day of the Plan Year.

                 (B) Earns at least 500 Hours of Service during the Plan Year.

                 (C) Earns at least 1,000 Hours of Service during the Plan Year.

                 (D)      Is not a Highly Compensated Employee for the Plan
                          Year.

                 (E) Is not a Partner of the Employer, if the Employer is a partnership.

                 (F)      No requirements.

                 Note: If option (A), (B) or (C) above is selected then Matching Contributions can only be funded by the Employer after the Plan Year ends. Any Matching Contribution funded before Plan Year end shall not be subject to the eligibility requirements of this
                          Section 1.05(c)(4)). If option (A), (B), or (C) is adopted during a Plan Year, such option shall not become effective until the first day of the next Plan Year.

         (d)     Employee After-Tax Contributions(check one):

                 (1)      Future Contributions

                          Participants may make voluntary non-deductible Employee Contributions pursuant to Section 4.09 of the Plan. This option may only be elected if the Employer has elected to permit Deferral Contributions under Section 1.05(b). Matching Contributions by the Employer are not allowed on any voluntary nondeductible Employee Contributions. Withdrawals are limited to one per year unless Employee Contributions were allowed under a previous plan document which authorized more frequent withdrawals.


                 (2)      Frozen Contributions

                          Participants may not make voluntary nondeductible Employee Contributions but the Employer does maintain frozen Participant voluntary nondeductible Employee Contribution accounts.

1.06     RETIREMENT AGE(s)

         (a)     The Normal Retirement Age under the Plan is(check one)

                 (1)xx    age 65.

                 (2)      age____(specify between 55 and 64).

                 (3) later of the age___(cannot exceed 65) or the fifth anniversary of the Participant's Commencement Date.

         (b) The Early Retirement Age is the first day of the month after the Participant attains age___(specify
                 55 or greater) and completes___Years of Service for Vesting.

         (c)xx A Participant is eligible for Disability Retirement if he/she(check the appropriate box(es)):

                 (1)xx satisfies the requirements for benefits under the Employer's Long-term Disability Plan.

                 (2) satisfies the requirements for Social Security disability benefits.

                 (3) is determined to be disabled by a physician approved by the Employer.




1.07     VESTING SCHEDULE

         (a)     The Participant's vested percentage in Employer Contributions(Fixed or Discretionary) elected in Section
                 1.05(a) and/or Matching Contributions elected in Section 1.05(c) shall be based upon the schedules(s)
                 selected below, except with respect to any Plan Year during which the Plan is Top-Heavy.  The schedule elected in Section 1.12(d) shall automatically apply for a Top-Heavy Plan Year and all Plan years thereafter unless the Employer has already elected a more favorable
                 vesting schedule below.


                 (1)      Employer Contributions            (2)     Matching Contributions
                                (check one)                                  (check one)

                 (A)      N/A - No Employer Contributions   (A)     N/A- No Matching
                                                                    Contributions

                 (B)      100% Vesting immediately          (B)     100% Vesting immediately

                 (C)      3 year cliff (see C below)        (C)     3 year cliff (see C below)

                 (D)      5 year cliff (see D below)        (D)     5 year cliff (see D below)

                 (E)      6 year graduated (see E )         E)      6 year graduated (see E
                                                                    (Below)

                 (F)      7 year graduated (see F below)    (F)     7 year graduated (see F
                                                                    (Below)

                 (G)xx    Other vesting (complete G1 below) (G)xx    Other vesting (complete G2
                                                                     below)



               Years of                                  Vesting Schedule
         Service for Vesting
                                           C       D        E       F        G1      G2

                 0                         0%      0%       0%      0%       0%      0%
                 1                         0%      0%       0%      0%       20%     20%
                 2                         0%      0%       20%     0%       40%     40%
                 3                         100%    0%       40%     20%      60%     60%
                 4                         100%    0%       60%     40%      80%     80%
                 5                         100%    100%     80%     60%      100%    100%
                 6                         100%    100%     100%    80%      100%    100%
                 7                         100%    100%     100%    100%     100%    100%


         Note: A schedule elected under G1 or G2 above must be at least as favorable as one of the schedules in C, D, E or F above.




         (b)     Years of Service for Vesting shall exclude (check one)

                 (1) for new plans, service prior to the Effective Date as defined in Section 1.01(g)(1).

                 (2) for existing plans converting from another plan document, service prior to the original Effective Date as defined in Section 1.01(g)(2)


1.08     PREDECESSOR EMPLOYER SERVICE

                 Service for purposes of eligibility in Section 1.03(a)(1) and vesting in Section1.07(a) of this Plan shall include service with the following employer(s):

                 (a)

                 (b)

                 (c)

                 (d)


1.09     PARTICIPANT LOANS

         Participant loans(check(a) or (b)):

         (a)xx will be allowed in accordance with Section 7.09, subject to a $1000. minimum amount and will be granted(check(1)or(2)):

         (b)     will not be allowed.

1.10     HARDSHIP WITHDRAWALS

         Participant withdrawals for hardship prior to termination of employment(check one):

         (a)xx will be allowed in accordance with Section 7.10, subject to a $1000 minimum amount.

         (b)     will not be allowed.




1.11     DISTRIBUTIONS

         (a) Subject to Articles 7 and 8 and (b) below, distributions under the Plan will be paid
                 (Check the appropriate box(es)):

                 (1)xx    as a lump sum.

                 (2)      under a systematic withdrawal plan(installments)

         (b)xx Check if a Participant will be entitled to receive a distribution of all or any portion of the following Accounts without terminating employment upon attainment of age 59 1/2 (check one):

                 (1)      Deferral Contribution Account

                 (2)xx    All accounts

         (c) Check if the Plan was converted (by plan amendment) from another defined contribution plan, and the benefits were payable as (check the appropriate box(es):

                 (1) a form of single or joint and survivor life annuity.

                 (2) an in-service withdrawal of vested Employer Contributions maintained in a Participant's Account(check (A) and/or (B)):

                                  (A)      for at least _____(24 or more)
                                           months.

                                  (B)      after the Participant has at
                                           least 60 months of participation

                 (3) another distribution option that is a "protected benefit" under Section 411(d)(6) of the Internal Revenue Code. Please attach a separate page identifying the distribution option(s).

                 These additional forms of benefit may be provided for such plans under Articles 7 or 8.

                 Note: Under Federal Law, distributions to Participants must generally begin no later than April 1 following the year in which the Participant attains age 70 1/2.




1.12     TOP HEAVY STATUS

         (a) The Plan shall be subject to the Top-Heavy Plan requirements of Article 9 (check one):

                 (1)      for each Plan Year.

                 (2)xx for each Plan Year, if any, for which the Plan is Top-Heavy as defined in
                          Section 9.02.

                 (3) Not applicable. (This option is available for plans covering only employees subject to a collective bargaining agreement and there are no Employer or Matching Contributions elected in
                          Section 1.05.)

         (b) In determining Top-Heavy status, if necessary, for an employer with at least one defined benefit plan, the following assumptions shall apply:

                 (1)      Interest rate: ______% per annum

                 (2)      Mortality table: __________

                 (3)xx    Not applicable.

         (c) In the event that the Plan is treated as Top-Heavy for a Plan Year, each non-key Employee shall receive an Employer Contribution of at least 3% (3, 4, 5 or 71/2)% of Compensation for the Plan Year in accordance with Section 9.03(check one):

                 (1)xx    under this Plan in any event.

                 (2) under this Plan only if the Participant is not entitled to such contribution under another qualified plan of the Employer.

                 (3) Not applicable. (This option is available for plans covering only employees subject to acollective bargaining agreement and there is no Employer or Matching Contributions elected in
                          Section 1.05.)

                          Note: Such minimum Employer contribution may be less than the percentage indicated in (c) above to the extent provided in Section 9.03(a).



         (d) In the event that the Plan is treated as Top-Heavy for a Plan Year, the following vesting schedule shall apply instead of the schedule(s) elected in Section 1.07(a) for such Plan Year and each Plan Year thereafter(check one)

                 (1) 100% vested after_______(not in excess of 3) Years of Service for Vesting.

                 (2)xx    Years of Service for Vesting      Vesting Percentage       Must be at Least

                                  0                         0%                            0%
                                  1                         20%                           0%
                                  2                         40%                          20%
                                  3                         60%                          40%
                                  4                         80%                          60%
                                  5                         100%                         80%
                                  6                         100%                        100%



                          Note:   If one or both schedules elected in Section 1.07(a) is (are) more favorable in all cases than the schedules elected in (d) above then such schedule(s) will continue to apply even in  Plan
                                  Years in which the Plan is Top-Heavy.


1.13     TWO OR MORE PLANS - Code Section 415 limitation on annual additions

                 If the Employer maintains or ever maintained another qualified plan in which any Participant in this Plan is(or was) a participant or could become a participant, the Employer must complete this section. The Employer must also complete this section if it maintains a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in
                 Section 415(1)(2) of the Code, under which amounts are treated as annual additions with respect to any Participant in this Plan.

                 (a) If the Employer maintains, or had maintained, any other defined contribution plan or plans which are not Master or Prototype Plans, Annual Additions for any Limitation Year to this Plan will be limited (check one):

                          (1)     in accordance with Section 5.03 of this
                                  Plan.

                          (2) in accordance with another method set forth on an attached separate sheet.

                          (3)xx   Not applicable.



                 (b) If the Employer maintains, or had maintained, a defined benefit plan or plans, the sum of the Defined Contribution Fraction and Defined Benefit Fraction for a Limitation Year may not exceed the limitation specified in Code Section 415(e), modified by section 416(H)(1) of the Code. This combined plan limit will be met as follows(check one):

                          (1) Annual Additions to this Plan are limited so that the sum of the Defined
                                  Contribution Fraction and the Defined
                                  Benefit Fraction does not exceed 1.0.

                          (2)     another method of limiting Annual
                                  Additions or reducing projected
                                  annual benefits  is set forth on an
                                  attached schedule.

                          (3)xx   Not applicable.


1.14     ESTABLISHMENT OF TRUST AND INVESTMENT DECISIONS

         (a)     Investment Directions

                 Participant Accounts will be invested(check one):

                 (1) in accordance with investment directions provided to the Trustee by the
                          Employer for allocating all Participant Accounts among the options listed in (b) below.


                 (2)xx in accordance with investment directions provided to the Trustee by each Participant for allocating his entire Account among the options listed in (b) below.

                 (3) in accordance with investment directions provided to the Trustee by each Participant for all contribution sources in a Participant's Account except the following sources shall be invested as directed by the Employer(check (A) and/or(B)):



                          (A)     Fixed or Discretionary Employer
                                  Contributions

                          (B)     Employer Matching Contributions

                                  The Employer must direct the applicable
                                  sources among the same investment options made available for Participant directed sources listed in (b) below.

         (b)     Plan Investment Options

                 The Employer hereby establishes a Trust under the plan in accordance with the provisions of Article 14, and the Trustee signifies acceptance of its duties under Article 14 by its signature below. Participant Accounts under the Trust will be invested among the Fidelity Funds listed below pursuant to Participant and/or Employer directions.

                          Fund Name                         Fund Number

                 (1)      Managed Income Portfolio          632
                 (2)      Intermediate Bond Fund            032
*effective       (3)      Magellan Fund                     021
4/1/94           (4)*     Fidelity Balanced Fund            304


                 Note: An additional annual recordkeeping fee will be charged for each fund in excess of five funds.

                          To the extent that the Employer selects as an investment option the Managed Income Portfolio of the Fidelity Group Trust for Employee Benefit Plans (the "Group Trust"), the Employer hereby (A) agrees to the terms of the Group Trust and adopts said terms as a part of this Agreement and (B) acknowledges that it has received from the Trustee a copy of the Group Trust , the Declaration of Separate Fund for the Managed Income Portfolio of the Group Trust, and the Circular for the Managed Income Portfolio.

                 Note: The method and frequency for change of investments will be determined under the rules applicable to the selected funds or, if applicable, the rules of the Employer adopted in accordance with Section
                          6.03. Information will be provided regarding expenses, if any, for changes in investment options.



1.15     RELIANCE ON OPINION LETTER

         An adopting Employer may not rely on the opinion letter issued by the National Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code. If the Employer wishes to obtain reliance that his or her plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of the Internal Revenue Service. Failure to properly fill out the Adoption Agreement may result in disqualification of the Plan.

         This Adoption Agreement may be used only in conjunction with Fidelity Prototype Plan Basic Plan Document No. 07. The Prototype Sponsor shall inform the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the prototype plan document.


1.16     PROTOTYPE INFORMATION:

         Name of Prototype Sponsor:       Fidelity Management & Research Co.
         Address of Prototype Sponsor     82 Devonshire Street
                                          Boston, MA  02109

         Questions regarding this prototype document may be directed to the following telephone number:

                                           1-800-343-9184








                                        EXECUTION PAGE
                                      (Fidelity's Copy)


IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this _____day of _____, 19______.


                                  Employer______________________________


                                  By____________________________________


                                  Title___________________________________



                                  Employer_______________________________

                                  By____________________________________

                                  Title___________________________________



Accepted by

Fidelity Management Trust Company, as Trustee

By________________________________                 Date____________________

Title______________________________






                                         EXECUTION PAGE
                                        (Employer's Copy)


IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 22nd day of February, 1994.


                          Employer         One Price Clothing Stores, Inc.

                          By               Rebecca Luce

                          Title            Vice President Corporate
                                           Development


                          Employer ____________________________________

                          By__________________________________________

                          Title________________________________________



Accepted by

Fidelity Management Trust Company, as Trustee

By  Gary Yerke                             Date    4-22-94

Title    Legal Counsel/Authorized Signatory